UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 13, 2015 (August 9, 2015)

GeoMet, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32960	76-0662382
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

1221 McKinney Street, Suite 3840

Houston, Texas 77010

(Address of principal executive offices)

(713) 659-3855

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.             Results of Operations and Financial Condition.

On August 13, 2015, GeoMet, Inc. (the “Company”) issued a press release announcing its financial and operating results for the quarter and six months ended June 30, 2015, which is furnished herewith as Exhibit 99.1.

The information in this Current Report on Form 8-K and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), shall not be subject to liabilities of that section and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, unless specifically identified therein as being incorporated therein by reference.

Item 5.02.             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a) James C. Crain notified the Board of Directors of the Company (the “Board”) that he intended to resign from the Board and from his position as the chairman of the Audit Committee of the Board, effective August 9, 2015. Mr. Crain’s decision to resign as a director did not involve any disagreement with the Company relating to the Company’s operations, policies or practices. A copy of Mr. Crain’s resignation email is attached as Exhibit 99.2 and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Document
99.1	Press Release dated August 13, 2015 announcing financial and operating results for the quarter and six months ended June 30, 2015.

99.2	Email to the Board of Directors of GeoMet, Inc. from James C. Crain, dated August 9, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GeoMet, Inc.
(Registrant)
Dated: August 13, 2015	By:	/s/ Tony Oviedo
	Name:	Tony Oviedo
	Title:	Senior Vice President, Chief Financial Officer and Chief Accounting Officer

Exhibit Index

Exhibit No.	Document
99.1	Press Release dated August 13, 2015 announcing financial and operating results for the quarter and six months ended June 30, 2015.

99.2	Email to the Board of Directors of GeoMet, Inc. from James C. Crain, dated August 9, 2015.